Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	YTD
LOAN PRODUCTION
Number of Working Days in the Period	22	22	20	23	20	22	21	20	21	19	22	21	22	105
Average Daily Mortgage Loan Applications	$2,667	$2,731	$2,539	$2,645	$2,836	$2,642	$2,729	$2,735	$2,820	$3,009	$3,134	$2,937	$3,126	$3,008
Mortgage Loan Pipeline (loans-in-process)	$65,577	$64,979	$62,230	$64,125	$65,316	$60,939	$62,004	$57,217	$58,697	$63,945	$69,389	$68,747	$69,744
Commercial Real Estate Loan Pipeline (loans-in-process)	$1,116	$1,297	$1,204	$1,730	$1,415	$1,824	$2,232	$1,991	$1,954	$2,381	$3,207	$2,845	$2,319

Loan Fundings (1):
Retail Lending	$14,170	$14,708	$12,978	$14,021	$12,436	$13,669	$12,809	$13,949	$12,647	$11,955	$14,409	$13,578	$14,377	$66,966
Wholesale Lending	9,083	9,283	7,786	8,193	7,229	7,464	6,650	7,781	7,155	6,874	8,159	7,963	8,077	38,228
Correspondent Lending	13,325	15,332	14,023	16,185	16,534	19,399	17,764	18,370	16,261	14,896	18,616	18,294	20,803	88,870
Capital Markets Purchases	1,996	2,674	944	1,782	1,596	576	565	1,575	309	566	954	192	884	2,905
Banking Operations Purchases (1)	159	1,434	1,212	1,345	292	788	490	55	741	278	1,144	453	279	2,895
Total Mortgage Loan Fundings	38,733	43,431	36,943	41,526	38,087	41,896	38,278	41,730	37,113	34,569	43,282	40,480	44,420	199,864
Commercial Real Estate Lending	281	464	427	273	646	406	863	1,093	654	693	664	930	1,157	4,098
Total Loan Fundings	$39,014	$43,895	$37,370	$41,799	$38,733	$42,302	$39,141	$42,823	$37,767	$35,262	$43,946	$41,410	$45,577	$203,962

Total Bank Mortgage Loan Fundings (2)	$8,209	$12,491	$13,057	$14,578	$11,998	$17,994	$15,725	$15,744	$15,520	$13,669	$14,533	$16,048	$19,325	$79,095

Loan Fundings in Units (1):
Retail Lending	90,906	92,204	82,294	88,698	78,388	83,206	75,501	78,754	70,212	67,241	80,682	78,759	85,901	382,795
Wholesale Lending	43,783	44,785	37,798	40,740	35,448	36,813	32,856	38,199	34,318	32,665	38,936	38,582	39,513	184,014
Correspondent Lending	66,904	77,911	71,023	82,777	85,213	96,120	87,847	89,483	80,195	73,413	92,391	90,113	102,422	438,534
Capital Markets Purchases	7,509	9,942	3,716	6,978	5,832	2,594	2,198	5,860	951	1,817	2,884	738	3,336	9,726
Banking Operations Purchases (1)	2,644	25,473	3,709	5,683	807	11,463	1,527	183	9,395	2,670	7,552	2,723	2,110	24,450
Total Mortgage Loan Fundings	211,746	250,315	198,540	224,876	205,688	230,196	199,929	212,479	195,071	177,806	222,445	210,915	233,282	1,039,519
Commercial Real Estate Lending	45	66	40	39	56	97	70	87	60	64	88	89	170	471
Total Loan Fundings	211,791	250,381	198,580	224,915	205,744	230,293	199,999	212,566	195,131	177,870	222,533	211,004	233,452	1,039,990

Total Bank Mortgage Loan Fundings (2)	60,562	100,859	78,490	88,429	74,449	111,016	87,298	87,509	91,176	78,823	87,660	94,593	111,041	463,293

Mortgage Loan Fundings (1)(3):
Purchase	$18,334	$21,072	$17,484	$19,605	$17,677	$17,403	$15,960	$17,147	$13,268	$12,633	$17,265	$15,866	$18,642	$77,674
Non-purchase	20,399	22,359	19,459	21,921	20,410	24,493	22,318	24,583	23,845	21,936	26,017	24,614	25,778	122,190
Total Mortgage Loan Fundings	$38,733	$43,431	$36,943	$41,526	$38,087	$41,896	$38,278	$41,730	$37,113	$34,569	$43,282	$40,480	$44,420	$199,864

Mortgage Loan Fundings by Product (1):
Government Fundings	$1,108	$1,161	$1,047	$1,161	$1,036	$1,241	$1,176	$1,240	$1,100	$1,033	$1,406	$1,532	$1,937	$7,008
ARM Fundings	$19,667	$21,159	$18,125	$19,323	$15,778	$16,259	$14,303	$15,222	$13,748	$12,533	$14,677	$11,424	$10,667	$63,049
Home Equity Fundings	$4,367	$5,619	$3,810	$4,275	$3,766	$4,294	$3,219	$3,271	$3,586	$2,977	$3,976	$3,480	$3,382	$17,401
Nonprime Fundings	$3,807	$4,107	$3,354	$3,722	$3,058	$3,254	$3,058	$3,739	$2,939	$2,587	$2,355	$1,682	$2,186	$11,749

MORTGAGE LOAN SERVICING (4)
Volume	$1,179,179	$1,196,720	$1,210,919	$1,228,518	$1,244,311	$1,263,061	$1,278,101	$1,298,394	$1,316,579	$1,332,485	$1,351,598	$1,370,760	$1,392,756
Units	7,686,777	7,757,724	7,813,034	7,890,954	7,964,033	8,043,817	8,110,072	8,198,873	8,277,857	8,347,533	8,438,625	8,522,364	8,625,522

Subservicing Volume (5)	$22,243	$21,975	$22,012	$23,179	$20,552	$21,125	$18,692	$18,275	$17,244	$16,455	$16,258	$16,338	$16,144
Subservicing Units	212,483	209,564	207,213	209,126	193,536	193,170	183,359	179,293	174,330	170,625	172,916	171,381	169,041

Prepayments in Full	$19,037	$19,685	$16,934	$19,783	$16,907	$20,142	$19,455	$21,315	$19,126	$17,810	$20,896	$20,088	$21,135	$99,055
Bulk Servicing Acquisitions	$26	$29	$34	$534	$2,375	$3,913	$2,164	$6,589	$1,103	$6,136	$5,198	$2,962	$2,650	$18,049

Servicing Portfolio Performance - CHL (6)
Delinquency as a percentage of:
unpaid principal balance	3.36%	3.40%	3.61%	3.65%	4.04%	3.97%	4.15%	4.60%	4.32%	4.48%	4.07%	4.23%	4.44%
number of loans serviced	3.91%	3.92%	4.11%	4.15%	4.50%	4.43%	4.57%	5.02%	4.71%	4.71%	4.29%	4.45%	4.71%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.45%	0.45%	0.46%	0.48%	0.51%	0.58%	0.62%	0.70%	0.77%	0.80%	0.83%	0.85%	0.90%
number of loans serviced	0.47%	0.47%	0.48%	0.50%	0.52%	0.56%	0.60%	0.65%	0.69%	0.70%	0.69%	0.69%	0.71%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	906,653	893,541	818,603	920,379	788,458	837,157	744,719	675,767	897,918	823,272	1,109,878	982,765	1,023,073	4,836,906
Flood Determinations	313,710	316,722	196,237	302,948	273,293	290,196	292,759	260,263	310,340	247,297	305,214	274,407	342,574	1,479,832
Appraisals	116,380	119,292	102,950	117,367	104,930	118,105	110,071	109,116	108,450	104,652	123,070	116,062	125,420	577,654
Automated Property Valuation Services	527,849	488,613	444,637	939,734	699,238	539,126	902,351	447,833	539,439	1,257,809	573,932	634,281	1,003,475	4,008,936
Other	18,536	17,203	15,160	19,918	17,471	21,167	20,595	22,031	25,756	23,599	24,179	24,020	26,640	124,194
Total Units	1,883,128	1,835,371	1,577,587	2,300,346	1,883,390	1,805,751	2,070,495	1,515,010	1,881,903	2,456,629	2,136,273	2,031,535	2,521,182	11,027,522

CAPITAL MARKETS
Securities Trading Volume (7)	$331,804	$320,842	$278,625	$353,106	$301,179	$299,790	$325,784	$361,725	$312,666	$288,731	$396,545	$308,694	$350,850	$1,657,486

BANKING
Banking Operations Assets (in billions)	$80	$84	$85	$87	$88	$83	$82	$83	$83	$84	$84	$86	$87

INSURANCE
Net Premiums Earned:
Carrier	$72.9	$83.1	$75.5	$92.1	$76.5	$81.0	$80.0	$85.6	$90.7	$89.1	$91.1	$89.3	$95.7	$455.9
Reinsurance	17.9	18.6	18.4	18.7	19.5	19.5	20.1	20.3	20.8	21.6	20.9	20.9	21.9	106.1
Total Net Premiums Earned	$90.8	$101.7	$93.9	$110.8	$96.0	$100.5	$100.1	$105.9	$111.5	$110.7	$112.0	$110.2	$117.6	$562.0

Workforce Head Count: (8)
Loan Originations	32,360	32,515	32,253	32,310	32,013	32,395	31,906	31,606	31,582	31,669	31,783	32,543	32,845
Loan Servicing	7,683	7,390	7,138	7,003	6,959	6,951	6,968	6,980	7,145	7,209	7,256	7,453	7,818
Loan Closing Services	1,618	1,709	1,764	1,699	1,665	1,668	1,657	1,681	1,702	1,758	1,793	1,851	1,858
Banking	2,366	2,414	2,463	2,473	2,476	2,075	2,047	1,997	2,003	2,009	2,033	2,155	2,498
Capital Markets	779	809	842	838	858	854	878	886	903	928	996	1,035	1,064
Insurance	2,105	2,113	2,124	2,141	2,135	2,095	2,052	1,980	2,040	2,068	2,106	2,143	2,211
Global Operations	2,066	2,034	2,028	2,126	2,291	2,550	2,652	2,784	2,817	2,834	3,052	3,477	3,646
Corporate Overhead & Other	7,286	7,427	7,447	7,319	7,167	6,846	6,802	6,741	6,793	6,836	6,904	7,025	7,071
Total Workforce Head Count	56,263	56,411	56,059	55,909	55,564	55,434	54,962	54,655	54,985	55,311	55,923	57,682	59,011

Period-end Rates
10-Year U.S. Treasury Yield	5.12%	5.15%	4.99%	4.74%	4.64%	4.61%	4.46%	4.71%	4.83%	4.56%	4.65%	4.63%	4.90%
FNMA 30-Year Fixed Rate MBS Coupon	6.31%	6.37%	6.15%	5.93%	5.86%	5.79%	5.57%	5.79%	5.91%	5.72%	5.77%	5.76%	6.04%

(1)	During December 2006, the Company began reporting Banking Operations purchases from third parties. Prior months have been restated to reflect these purchases.
(2)	These loans are either processed for Countrywide Bank by the Company’s Mortgage Banking production divisions or purchased from non-affiliates and are included in “Total Mortgage Loan Fundings” above.
The amounts include loans funded for both investment purposes and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.
(3)

Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.
(5)	Subservicing volume for non-Countrywide entities.
(6)	Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with Mortgage Banking Segment.
(8)	Workforce Head Count includes full-time employees, contract, and temporary help.

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